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                                                                    EXHIBIT 99.3

     Executive Officers and Directors of Stone Electronic Technology Limited

Set forth below are the names, titles, citizenship, principal occupations and business addresses of the executive officers and directors of Stone Electronic Technology Limited.

* Independent non-executive director
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Name, Title and Citizenship                      Principal Occupation and Business Address

Mr. Xiaotao Chen                                 Director and President
Director and President                           Stone Electronic Technology Limited
People's Republic of China                       27th Floor, K. Wah Centre
                                                 191 Java Road
                                                 North Point
                                                 Hong Kong Special Administrative Region

Mr. Yongji Duan                                  Chief Executive Officer
Director and Chairman                            Beijing Centergate Technologies Company Limited
People's Republic of China                       Room 604, Tower A
                                                 Beijing Centergate Technology Development
                                                 Building
                                                 Zhongguancun South Avenue 32
                                                 Haidian District
                                                 Beijing
                                                 People's Republic of China

Mr. Wenjun Li                                    Director
Director                                         Stone Electronic Technology Limited
People's Republic of China                       27th Floor, K. Wah Centre
                                                 191 Java Road
                                                 North Point
                                                 Hong Kong Special Administrative Region

Mr. Hong Ru Liu*                                 Executive Vice Chairman
Director                                         Sub-Committee of Economy National Committee of
People's Republic of China                       Chinese People's Political Consultative Conference
                                                 Jin Yang Plaza
                                                 16 Jin Rong Street
                                                 Xi Cheng District
                                                 Beijing 100032
                                                 People's Republic of China

Mr. Patrick Ng                                   Chief Financial Officer
Chief Financial Officer                          Stone Electronic Technology Limited
Hong Kong Special Administrative Region          27th Floor, K. Wah Centre
                                                 191 Java Road
                                                 North Point
                                                 Hong Kong Special Administrative Region

Mr. Guojun Shen                                  Director
Director                                         Stone Group Corporation
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People's Republic of China                       No. 2 Haidian Road
                                                 Zhongguancun, Beijing 100080
                                                 People's Republic of China

Mr. Andrew Y. Yan                                President and Executive MD
Director                                         Soft Bank
United States of America                         Suite 2116-2118,
                                                 Two Pacific Place
                                                 88 Queensway
                                                 Hong Kong Special Administrative Region

Mr. Xiduo Zhu                                    Director and President
Director                                         Stone Group Corporation
People's Republic of China                       No. 2 Haidian Road
                                                 Zhongguancun, Beijing 100080
                                                 People's Republic of China
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